Exhibit 10.1

FIRST AMENDMENT TO OMNIBUS AGREEMENT

        This First Amendment to Omnibus Agreement (this "Amendment") is entered into this 3rd day of March 2005 and shall be effective as of the Closing Date (defined below), by and among The Anschutz Corporation, a Kansas corporation ("TAC"), Pacific Energy GP, Inc., a Delaware corporation ("Pacific GP"), Pacific Energy Group LLC, a Delaware limited liability company ("PEG"), and Pacific Energy Partners, L.P., a Delaware limited partnership ("Pacific LP" and, collectively with TAC, Pacific GP and PEG, the "Parties").

Recitals

  A.
  The Parties entered into that certain Omnibus Agreement, dated July 2002 (the "Agreement").

  B.
  Pacific GP is a wholly owned subsidiary of PPS Holding Company, a Delaware corporation ("PPS"), which is a wholly owned subsidiary of TAC.

  C.
  TAC, PPS, and LB Pacific, LP, a Delaware limited partnership ("Purchaser"), entered into that certain Purchase and Sale Agreement, dated October 29, 2004 (the "Purchase Agreement") pursuant to which PPS has agreed to (i) convert Pacific GP from a Delaware corporation to a Delaware limited liability company and (ii) sell all of the membership interests in the resulting limited liability company (the "Pacific GP Interest") to Purchaser.

  D.
  TAC, PPS, Pacific GP, Pacific LP and Purchaser entered into that certain Ancillary Agreement, dated October 29, 2004 (the "Ancillary Agreement").

  E.
  Pursuant to the terms of section 2.2 of the Ancillary Agreement, the Parties desire to amend the Agreement as set forth herein effective as of the closing of the sale by PPS of the Pacific GP Interests to Purchaser pursuant to the terms of the Purchase Agreement (the "Closing Date").

In consideration of the foregoing and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

Agreement

        1.     As of the Closing Date, the provisions of Article II of the Agreement shall be of no further force and effect.

        2.     Except for the provisions of the Agreement that are expressly amended by this Amendment, the Agreement shall remain in full force without change. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

[Signature page follows ]

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

THE ANSCHUTZ CORPORATION
By:	Name: Title:
PACIFIC ENERGY PARTNERS, LP
By:	Pacific Energy Partners GP, Inc. its general partner
By:	Name: Title:
PACIFIC ENERGY PARTNERS GP, INC.
By:	Name: Title:
PACIFIC ENERGY GROUP LLC
By:	Name: Title:

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